                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /     Preliminary Proxy Statement

/ /     Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/     Definitive Proxy Statement

/ /     Definitive Additional Materials

/ /     Soliciting Material Pursuant to ss. 240.14a-12

                                   NUCO2 INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                                   NUCO2 INC.
                             2800 S.E. MARKET PLACE
                              STUART, FLORIDA 34997

                                                                October 29, 2004

Dear Shareholder:

     You are cordially  invited to attend the Annual Meeting of  Shareholders of
NuCO2 Inc. on Thursday,  December 9, 2004,  beginning at 10:00 a.m., local time, at the  Hutchinson  Island  Marriott  Beach  Resort and Marina,  555 N.E.  Ocean
Boulevard,  Stuart,  Florida  34996. I look forward to greeting those of you who are able to attend.

     At the  Annual  Meeting,  you will be asked to elect  one  director  and to ratify the grant of stock options to certain directors.  Your Board of Directors recommends that all shareholders  vote in favor of the election of the nominated director and to ratify the grant of the stock options to the directors.

     Your  vote is  important.  Whether  or not you plan to  attend  the  Annual
Meeting  and  regardless  of the number of shares  you own,  after  reading  the enclosed Proxy Statement, please vote. Many shareholders have a choice of voting by telephone,  over the Internet or by using a traditional  proxy card or voting instruction  form. Check your proxy materials to see which options are available to you.

     We value your support as owners of our company, and we thank you in advance for your participation.

                                            Sincerely,

                                            /s/ Michael E. DeDomenico
                                            -------------------------
                                            Michael E. DeDomenico
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   NUCO2 INC.
                             2800 S.E. MARKET PLACE
                              STUART, FLORIDA 34997

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 9, 2004
                            -------------------------

     The Annual  Meeting of  Shareholders  (the "Annual  Meeting") of NuCO2 Inc.
(the "Company") will be held on Thursday,  December 9, 2004,  beginning at 10:00
a.m., local time, at the Hutchinson Island Marriott Beach Resort and Marina, 555
N.E. Ocean Boulevard, Stuart, Florida 34996, for the following purposes:

     1.   To elect one  director to serve for a term of three years or until his successor is duly elected and qualified;

     2.   To ratify the grant of stock options to certain directors; and

     3.   To transact such other business as may properly come before the Annual
          Meeting.

     Only holders of record of the Company's common stock and preferred stock at the close of business on October 22,  2004,  the record  date,  are  entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

     PLEASE MARK,  SIGN AND DATE THE ENCLOSED  PROXY CARD OR VOTING  INSTRUCTION
FORM AND RETURN IT  PROMPTLY  IN THE  ENCLOSED  ENVELOPE OR SUBMIT YOUR PROXY BY
TELEPHONE OR THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING,
TO ENSURE YOUR  REPRESENTATION.  ANY RECORD  HOLDER WHO IS PRESENT AT THE ANNUAL
MEETING MAY VOTE IN PERSON INSTEAD OF BY PROXY,  THEREBY  CANCELING ANY PREVIOUS
PROXY.

                                           By Order of the Board of Directors

                                           /s/ Eric M. Wechsler
                                           --------------------
                                           Eric M. Wechsler
                                           SECRETARY

October 29, 2004

                                   NUCO2 INC.
                             2800 S.E. MARKET PLACE
                              STUART, FLORIDA 34997
                            -------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 9, 2004

                            -------------------------

GENERAL

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of NuCO2 Inc., a Florida  corporation  (the
"Company"),  for use at the Annual Meeting of  Shareholders  of the Company (the
"Annual Meeting") to be held on Thursday,  December 9, 2004,  beginning at 10:00
a.m., local time, at the Hutchinson Island Marriott Beach Resort and Marina, 555
N.E.  Ocean  Boulevard,  Stuart,  Florida  34996,  and  at  any  adjournment  or postponement  thereof,  for the purposes set forth in the accompanying Notice of
Annual Meeting of Shareholders.

     This Proxy Statement and the accompanying  proxy card or voting instruction form are first being mailed to shareholders  of the Company  entitled to vote at the Annual Meeting on or about October 29, 2004.

OUTSTANDING SECURITIES AND VOTING RIGHTS

     Only  holders  of record of the  Company's  common  stock,  $.001 par value
("Common Stock") and Series B 8% cumulative  convertible preferred stock, no par value ("Series B Preferred Stock") at the close of business on October 22, 2004, the record date (the "Record Date"),  are entitled to notice of, and to vote at, the Annual Meeting.  On the Record Date,  11,719,649 shares of Common Stock were outstanding,  each of which is  entitled  to one  vote on all  matters  properly submitted at the Annual Meeting. In addition, 2,500 shares of Series B Preferred
Stock were  outstanding on the Record Date, each of which is entitled to vote on an "as  converted  basis"  together  with the  holders of the Common  Stock as a single class on all matters  properly  submitted at the Annual  Meeting.  On the
Record Date, the outstanding shares of Series B Preferred Stock were convertible into 240,591  shares of Common Stock.  In August 2004,  all of the shares of the
Company's Series A 8% cumulative convertible preferred stock, no par value, were converted into shares of Common Stock.

     A majority of the  outstanding  shares of Common  Stock,  together with the
Series B  Preferred  Stock on an "as  converted  basis,"  present  in  person or represented by proxy constitutes a quorum for the transaction of business at the
Annual Meeting.  Pursuant to Florida law, abstentions and broker "non-votes" are counted as  present  for  purposes  of  determining  the  presence  of a quorum.
However,  abstentions  are treated as present and entitled to vote,  but are not counted as votes cast "for" or "against" any matter.  Broker  "non-votes"  occur when a person  holding  shares through a bank or brokerage firm account does not provide  instructions as to how his or her shares should be voted and the broker does not exercise  discretion  to vote those shares on a  particular  matter.  A broker  "non-vote" on a matter is considered not entitled to vote on that matter and thus is not counted in determining  whether a matter requiring approval of a majority  of the shares  present  and  entitled  to vote has been  approved by a plurality  of the shares  present and  entitled  to vote has been  voted.  Thus, abstentions  and broker  "non-votes"  have the same affect as votes cast against proposals  requiring a majority or greater  percentage of the outstanding shares entitled to vote but do not have any affect on proposals requiring a majority or plurality of the shares present and entitled to vote.

     Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock,  together with the Series B Preferred Stock on an "as converted" basis,  represented at the Annual Meeting,  the existence of a quorum and the validity and effect of proxies,  and shall  receive,  count and tabulate ballots and votes and determine the results thereof.

PROXY VOTING

     Shares  for which  proxy  cards or voting  instruction  forms are  properly executed and  returned,  or properly  voted via the Internet or  telephonically, will be voted at the Annual  Meeting in  accordance  with the  directions  noted
thereon or, in the absence of  directions,  will be voted "FOR" the  election of the nominee to the Board of Directors and "FOR" the ratification of the grant of stock  options to certain  directors.  It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual
Meeting. If, however, other matters are properly presented, the persons named as proxies  will vote in  accordance  with their  discretion  with  respect to such matters.

     The manner in which your  shares may be voted by proxy  depends on how your shares are held. If you own shares of record, meaning that your shares of Common
Stock or  Series B  Preferred  Stock are  represented  by  certificates  or book entries in your name so that you appear as a  shareholder  on the records of our share transfer agent,  Continental Stock Transfer & Trust Company,  a proxy card for voting those shares will be included with this Proxy Statement.

     If you own shares through a bank or brokerage firm account, you may instead receive a voting  instruction form with this Proxy Statement,  which you may use to instruct how your shares should be voted.  Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor
Communication   Services,   you  may  vote  your  shares  via  the  Internet  at
WWW.PROXYVOTE.COM  or by calling the toll-free number on your voting instruction form.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

     If you own shares of record,  you may attend the Annual Meeting and vote in person,  regardless of whether you have previously voted on a proxy card. If you own shares through a bank or brokerage  firm account,  you may attend the Annual
Meeting,  but in order to vote your  shares at the  meeting,  you must  obtain a
"legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account  representative  to learn how to obtain a "legal proxy." We encourage  you to vote your shares in advance of the Annual  Meeting date by one of the  methods  described  above,  even if you  plan on  attending  the  Annual
Meeting.  You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

REVOCATION

     Any  shareholder  holding shares of record may revoke a previously  granted proxy at any time  before  it is voted by  delivering  to the  Secretary  of the
Company a written  notice of revocation or a duly executed  proxy card bearing a later  date or by  attending  the  Annual  Meeting  and  voting in  person.  Any shareholder  holding  shares  through  a bank or  brokerage  firm  may  revoke a previously  granted  proxy or change  previously  given voting  instructions  by contacting  the bank or brokerage  firm,  or by obtaining a legal proxy from the bank or brokerage firm and voting at the Annual Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTOR

     Under the terms of the Company's  Articles of Incorporation,  as amended to date,  the Board of  Directors is  currently  comprised  of six members  divided equally into three  classes of directors.  Each year,  one class of directors is elected to serve a  three-year  term.  The current term of the Class I directors terminates on the date of the Annual Meeting.

     The Company has nominated  Robert L. Frome (the "Nominee") to be elected as a Class I director at the Annual Meeting to serve for a term of three years. The
Nominee now serves as a Class I director of the  Company.  Mr.  Craig L. Burr, a current Class I director,  has chosen not to stand for  re-election to the Board of Directors and the Company has determined not to fill the vacancy in the Class
I directors  resulting  from his  departure  at the present  time.  The Board of
Directors  has no reason to believe that the Nominee will refuse or be unable to accept  election;  however,  in the event  that the  Nominee is unable to accept election or if any other unforeseen  contingencies should arise, each proxy that does  not  direct  otherwise  will be  voted  for such  other  person  as may be designated by the Board of Directors.  Unless instructed otherwise,  the persons named on the  accompanying  proxy card will vote for the election of the Nominee for election to the Board of  Directors,  to serve for a term of three years and until his successor is duly elected and qualified.

     The term of each class of directors  and the names of the directors in each class appear in the below table:

     CLASS                    TERM                        NAMES OF NOMINEES/DIRECTORS
     -----                    ----                        ---------------------------

    Class I     Term expires at the 2004 Annual Meeting      Craig L. Burr
                                                             Robert L. Frome
    Class II    Term expires at the 2005 Annual Meeting      Michael E. DeDomenico
                                                             Daniel Raynor
    Class III   Term expires at the 2006 Annual Meeting      J. Robert Vipond
                                                             Richard D. Waters, Jr.

     The  nominees  for  election  to the Board of  Directors  who  receive  the greatest  number of votes  cast for the  election  of  directors  by the  shares present,  in person or by proxy, shall be elected  directors.  Holders of Common
Stock and Series B Preferred  Stock are not  allowed to cumulate  their votes in the election of directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

THE BOARD OF DIRECTORS

     MICHAEL E.  DEDOMENICO,  age 57, has been  Chief  Executive  Officer of the
Company since  September  2000 and a director  since June 2000. In October 2001,
Mr.  DeDomenico was elected Chairman of the Board. From March 1998 to July 2000,
Mr.   DeDomenico   was  president  and  chief   executive   officer  of  Praxair
Distribution,  Inc.,  a  subsidiary  of Praxair  Inc.  Mr.  DeDomenico  had been employed  by Union  Carbide  Corp.  in  various  capacities  since 1969 and when
Praxair was spun-off by Union Carbide in 1992, he was named president of Praxair
Canada.  The following year he was appointed  president of Praxair Europe and in
March  1998  was  named  president  and  chief  executive   officer  of  Praxair
Distribution.  Mr.  DeDomenico  has a B.S.  degree in economics and finance from
Hofstra University and an M.B.A. degree from Georgia State University.

     ROBERT L. FROME, age 64, has been a director since December 1995. Mr. Frome has been  engaged in the  practice of law for more than the past five years as a senior  partner of the law firm of Olshan  Grundman  Frome  Rosenzweig & Wolosky
LLP. Mr. Frome is a director of Healthcare  Services  Group,  Inc., the nation's largest provider of housekeeping  services to long-term  healthcare  facilities.
Mr. Frome is also a director of Continuum  Group A Inc.  and  Continuum  Group B

Inc., both of which are reporting companies under the Securities Exchange Act of
1934. Mr. Frome has a B.S.  degree from New York  University,  an L.L.B.  degree from Harvard University and an L.L.M. degree from New York University.

     DANIEL RAYNOR,  age 44, has been a director since February 1998. Mr. Raynor is a managing  general  partner of The Argentum  Group, a private equity firm, a position  he  has  held  since  1987.  Mr.  Raynor  is a  director  of  COMFORCE
Corporation and TCI Solutions, Inc., both of which are reporting companies under the  Securities  Exchange Act of 1934.  In addition,  Mr.  Raynor  serves on the boards of  several  privately  held  companies.  He  received  a B.S.  degree in economics from The Wharton School, University of Pennsylvania.

     J. ROBERT VIPOND,  age 58, has been a director since March 2004. Mr. Vipond has been an  independent  consultant  since  2001.  From 2000 to 2001,  he was a member of Impala  Partners,  LLC, a financial  advisory firm. From 1994 to 2000,
Mr. Vipond was vice president and  controller of Praxair,  Inc. Prior to joining
Praxair,  Mr. Vipond was a financial executive with the General Electric Company for 21 years.  Mr. Vipond has a B.S./B.A.  degree and an M.B.A.  degree from the
University of Nebraska at Omaha.

     RICHARD D. WATERS, JR., age 54, has been a director since October 1999. Mr.
Waters is a partner of JPMorgan  Partners,  the private equity  investing arm of
J.P. Morgan Chase & Co. Prior to joining Chase Capital Partners, the predecessor to JPMorgan  Partners,  in 1996, Mr. Waters had been in Chase's Merchant Banking
Group since 1986.  Mr. Waters is also a director of Martin  Midstream  Partners,
L.P.,  Environmental Systems Products Holdings,  Inc., Jason Holdings,  Inc. and
KRATON  Polymers  LLC.  Mr.  Waters  received a B.A.  degree in  economics  from
Hamilton College and an M.B.A. degree from Columbia University.

COMPENSATION OF DIRECTORS

     Effective  October 1, 2004,  the Company  pays each  non-employee  director
$5,000 per quarter for  services  provided as a member of the Board of Directors of the Company and reimbursement  for reasonable  expenses incurred in attending meetings of the Board of Directors.  In addition to each non-employee director's quarterly payment, effective October 1, 2004, the Company also pays the Chairman of the Audit Committee  $1,500 per quarter and the Chairman of the  Compensation and Stock  Option  Committee  $1,000  per  quarter.  Prior to  October  1, 2004, directors,  with  the  exception  of  Mr.  Vipond,  did  not  receive  any  cash compensation but were only reimbursed for their reasonable  expenses incurred in attending meetings of the Board of Directors. During fiscal 2004, Mr. Vipond was paid $4,000 in connection with his services as Chairman of the Audit Committee.

     Each  non-employee  director  participates  in the Directors'  Stock Option
Plan.  In addition,  on September  10,  2003,  each of Messrs.  Frome and Raynor received a special option to purchase 22,000 shares of Common Stock, exercisable at $8.91 per share,  the fair  market  value of a share of Common  Stock on such date.  Also,  Mr.  Vipond,  in connection  with his  appointment to the Board of
Directors on March 29, 2004,  received a special option,  in addition to a 6,000 share option granted under the  Directors'  Stock Option Plan, to purchase 6,000 shares of Common Stock,  exercisable at $16.25 per share,  the fair market value of a share of Common  Stock on such  date.  These  options  are the  subject  of
Proposal No. 2 - Ratification of Stock Option Grants to Certain Directors.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     During fiscal 2004, there were five meetings of the Board of Directors. All directors  attended at least 75% of the meetings of the Board of  Directors  and the  committees  of which they were  members.  In  addition,  from time to time, directors acted by unanimous written consent.

     The Board of Directors  has  established  a  Compensation  and Stock Option
Committee and an Audit  Committee.  The Board of Directors has not established a nominating  committee.  Each of the  Compensation and Stock Option Committee and
Audit  Committee  is  composed   entirely  of  non-employee   directors  and  is
responsible  to the full Board of Directors.  The  functions  performed by these committees are summarized below:

     Compensation and Stock Option Committee.  The Compensation and Stock Option
Committee  approves  the salaries of the  executive  officers of the Company and determines the term and grant of stock options in accordance  with the Company's
1995 Stock Option Plan, and  administers  such plan.  During fiscal 2004,  there were two meetings of the Compensation and Stock Option  Committee.  In addition, from  time to time  during  fiscal  2004,  the  Compensation  and  Stock  Option
Committee acted by unanimous written consent. See "Compensation and Stock Option
Committee Report on Executive Compensation." The members of the Compensation and
Stock Option Committee are Messrs. Burr, Frome, Raynor, and Waters.

     Audit Committee.  The Audit Committee makes recommendations to the Board of
Directors regarding the selection and retention of independent auditors, reviews the scope and  results  of the audit and  reports  the  results  to the Board of
Directors.  In addition,  the Audit  Committee  reviews the adequacy of internal accounting, financial and operating controls and reviews the Company's financial reporting  compliance  procedures.  See  "Report  of the Audit  Committee."  The members of the Audit Committee are Messrs. Raynor, Vipond and Waters. Mr. Vipond
serves as Chairman of the Audit  Committee.  The Audit Committee met seven times during fiscal 2004.

     The Audit Committee is comprised of three non-employee members of the Board of Directors.  After reviewing the  qualifications of the current members of the
Audit Committee,  and any relationships  they may have with us that might affect their independence from the Company,  the Board of Directors has determined that
(1) all current Audit  Committee  members are  "independent"  as that concept is defined in Section 10A of the  Securities  Exchange Act of 1934, (2) all current
Audit  Committee  members are  "independent"  as that  concept is defined in the applicable  rules of the Nasdaq Stock Market  ("Nasdaq"),  (3) all current Audit
Committee members are financially  literate,  and (4) J. Robert Vipond qualifies as an "audit committee  financial expert" under the applicable rules promulgated under the Securities Exchange Act of 1934. In making the determination as to Mr.
Vipond's status as an audit committee  financial expert,  the Board of Directors determined  that he has accounting and related  financial  management  expertise within the meaning of the aforementioned  rules as well as the listing standards of Nasdaq.

     As required by the rules of the  Securities  and Exchange  Commission,  the
Audit  Committee  has  established  procedures  for the receipt,  retention  and treatment of complaints received by the Company regarding  accounting,  internal accounting  controls  or  auditing  matters,  as  well as the  confidential  and anonymous  submission  of  information,  written or oral,  by Company  employees regarding questionable accounting or auditing matters.

     Director   Nomination  Policy.   While  the  Board  of  Directors  has  not
established a nominating  committee,  in accordance with the applicable rules of
Nasdaq,  it has adopted a policy that  directors must be selected or recommended by a  majority  of the  Company's  "independent"  directors  as that  concept is defined in the  applicable  rules of Nasdaq.  The Company  believes  that,  as a result of the role of the independent  directors in the nominations  process, it is not  necessary  at this time for the  Company to have a  separate  nominating committee.

     While  there  are  no  formal  procedures  for  shareholders  to  recommend nominations beyond those set forth on page 18 of this Proxy Statement, the Board of Directors will consider  shareholder  recommendations.  Such  recommendations should be addressed to the Chairman of the  Company's  Audit  Committee who will submit such nominations to the Board of Directors for review.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Anyone who has a concern about the Company's conduct, including accounting, internal accounting controls or audit matters, may communicate directly with the
Company's  Chairman  of the  Board  of  Directors,  the  Company's  non-employee directors or the Audit Committee.  These  communications  may be confidential or anonymous,  and may be emailed,  submitted in writing or reported by  telephone.
All of these concerns will be forwarded to the  appropriate  directors for their review, and will be simultaneously reviewed and addressed by our Chief Financial
Officer in the same way that other  concerns  are  addressed  by us. Our Code of
Ethics  prohibits any employee  from  retaliating  or taking any adverse  action against anyone for raising or helping to resolve an integrity concern.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

     The Company has no formal  policy  regarding  attendance  by  directors  at annual meetings of shareholders,  although most of the Company's  directors have historically  attended these  meetings.  Three of the Company's  seven directors attended the 2003 Annual Meeting of Shareholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During  the  fiscal  year  ended  June 30,  2004,  Messrs.  Burr and Waters participated in  deliberations  of the Board of Directors  concerning  executive officer  compensation.  Mr.  Burr,  a director of the  Company,  is a trustee of
Bettina  Looram  Privatstiftung,  which as of June 30,  2004 owned $3.0  million aggregate principal amount of the Company's 16.3% Senior Subordinated Promissory
Notes due 2009 (the "2009 Notes").  Mr. Waters, a director of the Company,  is a limited partner of JPMP Master Fund,  L.P., which is the general partner of J.P.
Morgan  Partners  (BHCA),  L.P. ("JPM BHCA").  As of June 30, 2004, JPM BHCA and
affiliated  entities owned $15.0 million aggregate  principal amount of the 2009
Notes.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy

     The executive compensation  philosophy of the Board of Directors is to base management's  pay, in part, on achievement of the Company's annual and long-term performance goals, to provide  competitive levels of compensation,  to recognize individual initiative,  achievement and length of service to the Company, and to assist the Company in attracting and retaining qualified management.

Salaries

     Base salaries for the Company's executive officers are determined initially by evaluating  the  responsibilities  of the position held and the experience of the individual,  and by reference to the competitive  marketplace for management talent,  including a comparison of base salaries for comparable positions within the Company's  industry.  Annual salary adjustments are determined by evaluating the competitive marketplace,  the performance of the Company, the performance of the executive  particularly  with respect to the ability to manage growth of the
Company or to generate sales of the Company's products, length of service to the
Company and any increased responsibilities assumed by the executive. The Company places itself in the mid-range  level in  determining  salaries  compared to its competitors.

Annual Bonuses

     The  Company  from time to time  considers  the  payment  of bonuses to its executive officers based, first, upon the level of achievement by the Company of its  strategic  and  operating  goals and,  second,  upon the level of  personal achievement  by  participants.  The  achievement  of personal goals includes the
actual   performance  of  the  Company  for  which  the  executive  officer  has responsibility as compared to the planned performance thereof, the level of cost savings achieved by such executive  officer,  the ability to manage and motivate employees  and the  achievement  of assigned  projects.  Bonuses are  determined annually  after the close of each fiscal year.  Despite  achievement of personal goals,  bonuses may not be given based upon the  performance of the Company as a whole.  For the fiscal year ended June 30,  2004,  cash  bonuses were awarded to each of the Named Executive Officers. See "Summary Compensation Table."

Compensation of Chief Executive Officer

     Mr.  DeDomenico's  salary and bonus for the fiscal year ended June 30, 2004 was based upon the terms of his employment agreement. See "Employment Contracts,
Termination of Employment and Change-in-Control  Arrangements." Mr. DeDomenico's
compensation is believed to be in the mid-range compared to salaries received by other chief  executive  officers of other carbon dioxide  suppliers.  This range represents the Company's best estimate as there is limited information available on the salary levels of chief executive officers of the Company's competitors.

Stock Options

     During the fiscal  year ended June 30,  2004,  the  Compensation  and Stock
Option Committee awarded stock options to each of the Named Executive  Officers.
See "Option  Grants in Last Fiscal Year." The exercise price of such options was equal to the fair market value of the Common  Stock on the date of grant.  It is the philosophy of the Compensation and Stock Option Committee that stock options should be awarded  only to key  employees  of the  Company to promote  long-term interests between such employees and the Company's shareholders and to assist in the retention of such employees.

                          Members of the Compensation and Stock Option Committee

                                         Craig L. Burr
                                         Robert L. Frome
                                         Daniel Raynor
                                         Richard D. Waters, Jr.

REPORT OF THE AUDIT COMMITTEE

     In accordance  with a written charter adopted by the Audit Committee of the
Company's Board of Directors (the "Committee"),  the Committee assists the Board of Directors in fulfilling its  responsibility  for oversight of the quality and integrity of the Company's  financial  reporting  processes.  The Charter of the
Audit   Committee  is  attached  as  Appendix  A.  Management  has  the  primary responsibility for the financial statements and the reporting process, including the system of internal  controls.  The independent  auditors are responsible for
performing  an  independent  audit  of  the  Company's   consolidated  financial
statements in accordance  with  generally  accepted  auditing  standards and for issuing a report thereon.

     In this context, the Committee has met and held discussions with management and the independent auditors.  Management  represented to the Committee that the
Company's  financial  statements  were  prepared in  accordance  with  generally accepted accounting principles, and the Committee has reviewed and discussed the financial statements with management and the independent auditors. The Committee discussed  with the  independent  auditors  matters  required to be discussed by
Statement of Auditing Standards No. 61  (Communications  with Audit Committees), as amended.

     In addition,  the Committee has discussed with the independent auditors the auditors'  independence  from the  Company  and its  management,  including  the matters in the written  disclosures and the letter required by the  Independence
Standards Board Standard No. 1 (Independence  Discussions with Audit Committees)
and also  considered  whether the  provision of the non-audit  related  services included  below  under  "Independent  Public  Accountants"  is  compatible  with maintaining their independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans  for their  respective  audits.  The  Committee  meets  with the independent  auditors,  with and  without  management  present,  to discuss  the results  of  their  examinations,  the  evaluations  of the  Company's  internal controls and the overall quality of the Company's accounting principles.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited  financial  statements of the Company for the three years ended June
30, 2004 be included in the Company's  Annual Report on Form 10-K for the period ended June 30, 2004 for filing with the Securities and Exchange Commission.

                                             Members of the Audit Committee

                                                   Daniel Raynor
                                                   J. Robert Vipond
                                                   Richard D. Waters, Jr.

OTHER EXECUTIVE OFFICERS

     ROBERT R. GALVIN,  age 43, has been Chief  Financial  Officer and Executive
Vice President of the Company since  November  2002.  From 1998 to October 2002,
Mr. Galvin was senior vice president and chief financial  officer of Independent
Propane Company, a retail propane  distribution  company, and from 1993 to March
1998,  Mr. Galvin was director of finance of TA  Instruments,  Inc. From 1983 to

1993,  Mr.  Galvin  was with KPMG Peat  Marwick,  including  two years as senior manager in the  executive  office - department  of  professional  practice.  Mr.
Galvin is a Certified Public Accountant and has a B.S. degree in accounting from
Villanova University.

     W. SCOTT  WADE,  age 47, has been Chief  Operating  Officer of the  Company since  June 2003.  From May 2002 until May 2003,  Mr.  Wade was  Executive  Vice
President -  Operations  of the  Company.  From 2000 to 2001,  Mr. Wade was vice
president  of   operations,   quality  and   regulatory   affairs  of  Medsource
Technologies,  a provider of  manufacturing  and supply chain  solutions for the medical  devices  industry and from 1998 to 2000,  Mr. Wade was vice  president,
operations  at  Medtronic  AVE.   Prior  thereto,   Mr.  Wade  was  director  of
U.S./Pacific  operations at Ohmeda,  Inc., a division of The BOC Group, Inc., in
Singapore from 1994 to 1998 and  operations  manager at Texas  Instruments  from
1979 to 1994. Mr. Wade has a B.S. degree in mechanical engineering from Virginia
Polytechnic Institute.

     ERIC M.  WECHSLER,  age 45, has been General  Counsel and  Secretary of the
Company since January 1998. Prior to joining the Company,  Mr.  Wechsler,  since
1990,  was a  corporate  associate  at the law  firm of  Olshan  Grundman  Frome
Rosenzweig & Wolosky LLP, the Company's  legal counsel.  Mr. Wechsler has a J.D.
degree from Fordham University,  an M.B.A. degree from New York University and a
B.A. degree from Northwestern University.

                               SECURITY OWNERSHIP

     The following table sets forth information concerning ownership of the
Common Stock and Series B Preferred Stock, as at the Record Date, by (i) each director, (ii) each of the executive officers named in the Summary Compensation
Table below, (iii) all directors and executive officers as a group and (iv) each person known to the Company to be the beneficial owner of more than five percent of the Common Stock or Series B Preferred Stock.

                                                             AMOUNT AND NATURE OF
                                                                  BENEFICIAL               PERCENT OF
NAME AND ADDRESS (1)                                             OWNERSHIP (2)              CLASS (3)
--------------------                                             ------------               ---------

                                                      COMMON STOCK
Michael E. DeDomenico.........................................    491,404 (4)                   4.0

Craig L. Burr.................................................    446,100 (5)                   3.8

Robert L. Frome...............................................    209,918 (6)                   1.8

Daniel Raynor.................................................    318,414 (7)                   2.7

J. Robert Vipond..............................................          0                        --

Richard D. Waters, Jr.........................................  1,692,385 (8)                  13.4

Robert R. Galvin..............................................    165,650 (9)                   1.4

William Scott Wade............................................    137,040 (10)                  1.2

Eric M. Wechsler..............................................     73,166 (11)                    *

J.P. Morgan Partners (BHCA), L.P. ............................  1,692,385 (12)                 13.4
1221 Avenue of the Americas
New York, NY  10020

Columbia Wanger Asset Management, L.P.........................  1,190,000                      10.2
227 West Monroe Street, Suite 3000
Chicago, IL  60606

Pequot Capital Management, Inc................................  1,066,300                       9.1
500 Nyala Farm Road
Westport, CT  06880

The BOC Group, Inc............................................  1,809,319 (13)                 14.9
575 Mountain Avenue
Murray Hill, NJ  07974

All directors and executive officers as a group (9 persons)...  3,534,077 (14)                 26.1

                            SERIES B PREFERRED STOCK

Paribas North America, Inc....................................      2,500                     100.0
787 Seventh Avenue
New York, NY  10019

------------------------------
*Less than 1%.
(1)  Unless otherwise indicated, the address of each beneficial owner is c/o the
     Company, 2800 S.E. Market Place, Stuart, FL 34997.
(2)  Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 ("Rule 13d-3") and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power and for beneficial ownership purposes includes any options or other rights to subscribe for Common Stock which are exercisable within sixty (60) days of the Record Date. (3) Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person
     (but not those held by any other person) and that are exercisable within sixty (60) days of the Record Date have been exercised. (4) Includes
     455,000 shares issuable upon exercise of stock options. (5) Includes 52,300 shares owned by Mr. Burr's sons with respect to which Mr. Burr disclaims beneficial ownership, 185,800 shares owned by The William P. Egan 1985
     Children's Trust of which Mr. Burr is a trustee but disclaims beneficial ownership, and 30,000 shares owned by Bettina Looram Privatstiftung of which Mr. Burr is a trustee but disclaims beneficial ownership. Also includes 22,000 shares issuable upon exercise of stock options (6) Includes
     10,000 shares owned by Frome & Co., a limited partnership of which Mr.
     Frome is the general partner, 9,000 shares owned by Mr. Frome's minor daughter with respect to which Mr. Frome disclaims beneficial ownership,
     5,550 shares owned by Mr. Frome's spouse with respect to which Mr. Frome disclaims beneficial ownership and 42,666 shares issuable upon exercise of stock options. (7) Includes 14,645 shares owned by Daniel Raynor, Inc., a corporation wholly-owned by Mr. Raynor, 256,226 shares owned by Argentum
     Capital Partners, L.P., a limited partnership of which Mr. Raynor is chairman of the general partner, 877 shares owned by the Daniel Raynor
     Trust f/b/o Mr. Raynor's minor children of which Mr. Raynor is co-trustee but disclaims beneficial ownership, and 38,666 shares issuable upon exercise of stock options. (8) Includes 915,403 shares issuable upon exercise of common stock purchase warrants owned by J.P. Morgan Partners
     (BHCA), L.P. ("JPM BHCA") or affiliates of JPM BHCA and 22,000 shares issuable upon exercise of stock options held by Mr. Waters (See (12)
     below). Mr. Waters is a limited partner of JPMP Master Fund Manager, L.P.
     ("MF Manager"), which is the general partner of JPM BHCA. A portion of these securities may be deemed attributable to Mr. Waters because he is a limited partner of MF Manager, the general partner of JPM BHCA. The actual pro rata portion of the Company's securities that may be deemed attributable to Mr. Waters is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within JPM BHCA and MF Manager. Mr. Waters disclaims beneficial ownership to the extent it exceeds his pecuniary interest in MF
     Manager. (9) Includes 150,832 shares issuable upon exercise of stock options. (10) Includes 7,208 shares owned by Mr. Wade's minor children with respect to which Mr. Wade disclaims beneficial ownership and 128,332 shares issuable upon exercise of stock options. (11) Includes 70,166 shares issuable upon exercise of stock options. (12) Includes 915,403 shares issuable upon exercise of common stock purchase warrants and 22,000 shares issuable upon exercise of stock options held by Mr. Waters (See (8) above).
     (13) Includes 400,000 shares issuable upon exercise of a common stock purchase warrant. (14) Includes 915,403 shares issuable upon exercise of common stock purchase warrants owned by JPM BHCA or affiliates of JPM BHCA and 929,662 shares issuable upon exercise of stock options held by directors and executive officers.

                                       10

EXECUTIVE COMPENSATION

     The  following  table sets  forth,  for the  fiscal  years  indicated,  all compensation  awarded to, earned by or paid to each individual  serving as Chief
Executive  Officer of the Company  and the three  other most highly  compensated executive  officers of the Company whose salary and bonus exceeded $100,000 with respect to the fiscal year ended June 30, 2004 (the "Named Executive Officers").

                                                        SUMMARY COMPENSATION TABLE

                                                                                                                          LONG-TERM
                                                                                                                         COMPENSATION
                                                                               ANNUAL COMPENSATION                          AWARDS
                                                                    ----------------------------------------------          ------
                                                 FISCAL YEAR                                      OTHER ANNUAL
        NAME AND PRINCIPAL POSITION              ENDED JUNE 30      SALARY ($)      BONUS ($)     COMPENSATION ($)      OPTIONS (1)(#)
        ---------------------------              -------------      ----------      ---------     ----------------      --------------

Michael E. DeDomenico                                    2004        $333,000        $240,800              -- (2)           60,000 (3)
  Chairman,                                              2003        $300,000        $117,500              -- (2)           60,000
  Chief Executive Officer                                2002        $300,000         --                   -- (2)          100,000

Robert R. Galvin                                         2004        $200,000        $121,000        $ 38,948 (4)           65,000 (3)
  Chief Financial Officer,                               2003        $117,692        $ 60,000        $ 31,743 (5)          170,000
  Treasurer

William Scott Wade                                       2004        $200,000        $121,000              -- (2)           65,000 (3)
  Chief Operating Officer                                2003        $180,000        $ 60,000        $ 57,538 (6)           40,000
                                                         2002        $ 10,385         --                   -- (2)          125,000

Eric M. Wechsler                                         2004        $160,000        $ 53,000              -- (2)           20,000 (3)
  General Counsel, Secretary                             2003        $145,000        $ 30,000              -- (2)           10,000
                                                         2002        $145,000          --                  -- (2)               --

--------------------------
(1)  Represents options awarded under the Company's 1995 Stock Option Plan.
(2)  The aggregate amount of perquisites and other personal benefits provided is less than 10% of the total annual salary and bonus of such officer.
(3)  See "Option Grants In Last Fiscal Year."
(4)  Includes $30,369 for commuting expenses reimbursement.
(5)  Includes $24,203 for commuting expenses reimbursement.
(6)  Includes $49,998 for relocation expenses.

                                       11

     The following table sets forth certain  information  regarding Common Stock option grants made to the Named Executive  Officers during the fiscal year ended
June 30, 2004.

                                                             OPTION GRANTS IN LAST FISCAL YEAR

                                                                        INDIVIDUAL GRANTS
                              -------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        POTENTIAL REALIZABLE VALUE AT
                                NUMBER OF     % OF TOTAL                                                  ASSUMED ANNUAL RATES OF
                                SECURITIES     OPTIONS                                                  APPRECIATION FOR OPTION TERM
                                UNDERLYING     GRANTED TO        EXERCISE OR                            ----------------------------
                                 OPTIONS       EMPLOYEES IN      BASE                EXPIRATION
                                GRANTED (#)    FISCAL YEAR       PRICE ($/SH)          DATE                5% ($)          10% ($)
                                -----------    -----------       ------------        ----------            ------          -------

Michael E. DeDomenico           20,000(1)           5.3            $ 14.68            1/21/2014         $ 184,643      $   468,000

                                40,000(2)          10.5            $ 19.27            6/28/2014         $ 484,800      $ 1,228,800

Robert R. Galvin                25,000(3)           6.6            $  8.77            8/14/2013         $ 138,000      $   349,500

                                13,000(1)           3.4            $ 14.68            1/21/2014         $ 119,990      $   304,200

                                27,000(2)           7.1            $ 19.27            6/28/2014         $ 327,240      $   829,440

William Scott Wade              25,000(3)           6.6            $  8.77            8/14/2013         $ 138,000      $   349,500

                                13,000(1)           3.4            $ 14.68            1/21/2014         $ 119,990      $   304,200

                                27,000(2)           7.1            $ 19.27            6/28/2014         $ 327,240      $   829,440

Eric M. Wechsler                10,000(3)           2.6            $  8.77            8/14/2013         $  55,200      $   139,800

                                 3,300(1)           0.9            $ 14.68            1/21/2014         $  30,459      $    77,220

                                 6,700(2)           1.8            $ 19.27            6/28/2014         $  81,204      $   205,824

--------------------------------------------

(1)  One-quarter of the number of options is exercisable  commencing January 21,
     2004,  one-quarter  of the  number of  options  is  exercisable  commencing
     January  21,  2005,  one-quarter  of the number of  options is  exercisable commencing  January 21, 2006,  and the final  one-quarter  of the number of options is exercisable commencing January 21, 2007.

(2)  One-quarter  of the number of options is  exercisable  commencing  June 28,
     2004,  one-quarter of the number of options is exercisable  commencing June
     28, 2005,  one-quarter of the number of options is  exercisable  commencing
     June 28,  2006,  and the final  one-quarter  of the  number of  options  is exercisable commencing June 28, 2007.

(3)  One-third  of the number of options is  exercisable  commencing  August 14,
     2003,  one-third of the number of options is exercisable  commencing August
     14, 2004,  and the final  one-third of the number of options is exercisable commencing August 14, 2005.

                                       12

     The following table sets forth certain  information  regarding  unexercised
Common Stock options held by each of the Named Executive Officers as of June 30,
2004.  None of the Named Executive  Officers  exercised any Common Stock options during the fiscal year ended June 30, 2004.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                                 VALUE OF UNEXERCISED IN-THE-
                              NUMBER OF UNEXERCISED OPTIONS     MONEY OPTIONS AT JUNE 30, 2004
                                   AT JUNE 30, 2004 (#)                   ($) (1)
                              -----------------------------     ------------------------------
                                      EXERCISABLE/                      EXERCISABLE/
          NAME                       UNEXERCISABLE                     UNEXERCISABLE
          ----                       -------------                     -------------

   Michael E. DeDomenico            370,000/150,000                 $4,279,250/$1,342,950

   Robert R. Galvin                 109,999/125,001                 $1,214,236/$1,144,731

   William Scott Wade               119,999/110,001                  $1,055,136/$801,631

   Eric M. Wechsler                  64,333/21,667                    $668,737/$173,688

--------------
(1)  On June 30,  2004,  the last  reported  sales price of the Common  Stock as reported by the Nasdaq National Market was $19.63 per share.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     Mr.  DeDomenico is employed as Chairman and Chief Executive  Officer of the
Company under an amended and restated employment  agreement expiring on June 30,
2007 at a base salary of $400,000 per annum  effective July 1, 2004. The amended and restated  employment  agreement also provides that Mr.  DeDomenico will be a director of the Company. In the event that Mr. DeDomenico voluntarily terminates his  employment  for "Good  Reason"  after a "Change in  Control" of the Company occurs,  Mr.  DeDomenico is entitled to receive a payment equal to two times his then  current  annual base  salary and bonus and other  specified  benefits.  In addition,  in the event that Mr.  DeDomenico's  employment is terminated  due to permanent disability or death, he, or his beneficiaries,  is entitled to receive a payment equal to his then current annual base salary and bonus.

     Mr.  Galvin is employed as Executive  Vice  President  and Chief  Financial
Officer of the Company  under an  employment  agreement  expiring on October 31,
2006 at a base salary of $275,000 per annum effective July 1, 2004. In the event that Mr. Galvin voluntarily  terminates his employment for "Good Reason" after a
"Change in Control" of the Company  occurs,  Mr. Galvin is entitled to receive a payment  equal to 1 1/2 times his then current  annual base salary and bonus and other specified benefits. In addition, in the event that Mr. Galvin's employment is terminated due to permanent disability or death, he, or his beneficiaries, is entitled to receive a payment equal to his then current annual base salary.

     Mr.  Wade is employed  as  Executive  Vice  President  and Chief  Operating
Officer of the Company under an employment agreement expiring on May 31, 2006 at a base salary of $275,000 per annum  effective  July 1, 2004.  In the event that
Mr. Wade voluntarily terminates his employment for "Good Reason" after a "Change in  Control" of the  Company  occurs,  Mr. Wade is entitled to receive a payment equal to 1 1/2 times his then  current  annual  base  salary and bonus and other specified  benefits.  In addition,  in the event that Mr.  Wade's  employment is terminated due to permanent  disability or death, he, or his  beneficiaries,  is entitled to receive a payment equal to his then current annual base salary.

                                       13

     Mr.  Wechsler,  in the event that he voluntarily  terminates his employment for "Good Reason" after a "Change in Control" of the Company occurs, is entitled to receive a payment equal to this then current annual base salary and bonus and other specified benefits.

     Each of these  executives is eligible to receive annual bonuses  consisting of cash  payments and options to purchase  shares of Common Stock based upon the achievement of estimated EBITDA (earnings before interest,  taxes,  depreciation and amortization) and other operating and financial criteria as projected in the
Company's business plan established by the Board of Directors for the applicable fiscal year.

STOCK OPTION PLANS

     1995 STOCK OPTION  PLAN.  Under the  Company's  1995 Stock Option Plan (the
"1995  Plan"),  2,400,000  shares of Common Stock are reserved for issuance upon the  exercise of stock  options.  Options to purchase an  aggregate of 1,494,614 shares of Common Stock are presently  outstanding.  Options to purchase  617,488 shares of Common Stock have been exercised. The 1995 Plan is designed as a means to attract, retain and motivate key employees. The Compensation and Stock Option
Committee administers and interprets the 1995 Plan.

     The 1995 Plan provides for the granting of both incentive stock options (as defined in Section 422 of the  Internal  Revenue  Code of 1986,  as amended) and nonqualified  stock  options.  Options are  granted  under the 1995 Plan on such terms and at such prices as  determined  by the  Compensation  and Stock  Option
Committee,  except that the per share exercise price of incentive  stock options cannot be less than the fair  market  value of the  Common  Stock on the date of grant and the per share exercise price of  nonqualified  stock options cannot be less than 75% of the fair market value of the Common Stock on the date of grant.
Each option is exercisable  after the period or periods  specified in the option agreement,  but no option may be  exercisable  after the expiration of ten years from the date of grant. Options granted under the 1995 Plan are not transferable other than by will or by the laws of descent and distribution.

     DIRECTORS'  STOCK OPTION PLAN. The Company's  Directors'  Stock Option Plan
(the  "Directors'  Plan")  provides for the grant of options to purchase  Common
Stock to non-employee  directors of the Company.  The Directors' Plan authorizes the issuance of a maximum of 110,000 shares of Common Stock. Options to purchase an aggregate of 78,000 shares of Common Stock are presently outstanding. Options to purchase 14,000 shares of Common Stock have been exercised.

     The Directors' Plan is  administered  by the Board of Directors.  Under the
Directors' Plan each non-employee  director receives options for 6,000 shares of
Common Stock on the date of his or her first election to the Board of Directors.
In addition,  on the third  anniversary of each director's first election to the
Board, and on each three year anniversary thereafter, each non-employee director will receive an additional  option to purchase 6,000 shares of Common Stock. The exercise price per share for all options  granted under the Directors' Plan will be equal to the fair market value of the Common  Stock as of the date  preceding the  date of  grant.  All  options  vest in  three  equal  annual  installments, beginning on the first anniversary of the date of grant.

                                       14

     SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS. The
following table sets forth certain information regarding equity compensation plans of the Company as of June 30, 2004.

                                           EQUITY COMPENSATION PLAN INFORMATION

                                                                                               NUMBER OF SECURITIES REMAINING
                                          NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE    AVAILABLE FOR FUTURE ISSUANCE UNDER
                                          BE ISSUED UPON EXERCISE      EXERCISE PRICE OF          EQUITY COMPENSATION PLANS
                                          OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,  (EXCLUDING SECURITIES REFLECTED IN
PLAN CATEGORY                             WARRANTS AND RIGHTS         WARRANTS AND RIGHTS                COLUMN (a))
-------------                             -------------------         -------------------   ------------------------------------
                                                    (a)                        (b)                          (c)

Equity compensation plans approved                1,584,437                  $10.55                      306,210
by security holders ...                      shares of Common                                   shares of Common Stock
                                                  Stock

Equity compensation plans not                       136,000 (1)(2)            $7.76                            0
approved by security holders ...             shares of Common
                                                  Stock

              Total ...                           1,720,437                  $10.33                      306,210
                                             shares of Common                                   shares of Common Stock
                                                  Stock

------------------------------
(1)  Represents (i) 50,000 options to purchase Common Stock exercisable at $7.82 per share granted to five directors in January 2001, (ii) 36,000 options to purchase  Common  Stock  exercisable  at $4.85  per  share  granted  to six directors  in March 2003,  (iii)  44,000  options to purchase  Common Stock exercisable at $8.91 per share granted to two directors in September  2003, and (iv) 6,000 options to purchase  Common Stock  exercisable at $16.25 per share  granted to a  director  in March  2004.

(2)  These  options are the subject of Proposal  No. 2 -  Ratification  of Stock
     Option Grants to Certain Directors.

SECTIONAL 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended,  requires the Company's  executive  officers and directors,  and persons who own more than ten percent of a registered  class of the Company's equity  securities,  to file reports of ownership and changes in ownership  with the  Securities and Exchange
Commission (the "Commission").  Executive  officers,  directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge,  based solely on a review of the copies of such reports  furnished  to the  Company and  written  representations  that no other reports were  required,  the Company  believes that during the fiscal year ended
June 30, 2004,  its executive  officers,  directors and greater than ten percent shareholders complied with all Section 16(a) filing requirements.

PERFORMANCE GRAPH

     The following graph compares,  for each of the fiscal years indicated,  the annual percentage change in the Company's cumulative total shareholder return on its Common Stock with the cumulative total return of (i) the Nasdaq Stock Market
(U.S.) Index,  a broad equity market index,  and (ii) the Russell 2000 Index,  a
"small cap" index.  The Company has elected to use the Russell  2000 Index since it does not use a  published  industry  or  line-of-business  index and does not believe it can reasonably identify a peer group.

                                       15

                              COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN AMONG NUCO2 INC.,
                             THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE RUSSELL 2000 INDEX
                             ---------------------------------------------------------------
                                  6/99     6/00      6/01       6/02     6/03     6/04

NUCO2 INC                        100.00    91.43    140.46     160.00   107.54   224.34
NASDAQ STOCK MARKET (U.S.)       100.00   192.65     68.58      58.24    56.04    76.42
RUSSELL 20000                    100.00   114.32    115.07     105.09   103.37   137.86

Assumes $100 invested on June 30, 1999 in the Company's Common Stock, the
Russell 2000 Index and the Nasdaq Stock Market (U.S.) Index. The calculations in the table were made on a dividends reinvested basis.

                                 PROPOSAL NO. 2

            RATIFICATION OF STOCK OPTION GRANTS TO CERTAIN DIRECTORS

     The Board of Directors proposes the ratification of stock option grants to certain directors of the Company as follows:

     On January 2, 2001,  the Board of Directors  granted each of Messrs.  Burr,
Frome, Raynor, Waters and John E. Wilson, Jr., then a director of the Company, a stock option to purchase  10,000 shares of Common Stock at an exercise  price of
$7.82 per share,  the fair market value of the Common  Stock on such date.  Each option is exercisable in five equal annual  installments  commencing on the date of grant and terminates on January 1, 2011.

     On March 12,  2003,  the Board of Directors  granted each of Messrs.  Burr,
Frome,  Raynor,  Waters,  and John E. Wilson,  Jr. and John L. Walsh,  Jr., then directors  of the  Company,  a stock  option to purchase  6,000 shares of Common
Stock at an  exercise  price of $4.85 per share,  the fair  market  value of the
Common  Stock on such date.  Each option is  exercisable  in three equal  annual installments commencing on the date of grant and terminates on March 11, 2013.

     On September 10, 2003, the Board of Directors granted each of Messrs. Frome and  Raynor a stock  option to  purchase  22,000  shares  of Common  Stock at an exercise price of $8.91 per share,  the fair market value of the Common Stock on such  date.  Each  option is  exercisable  in three  equal  annual  installments commencing on the date of grant and terminates on September 9, 2013.

     On March 29, 2004, the Board of Directors  granted J. Robert Vipond a stock option to purchase  6,000 shares of Common Stock at an exercise  price of $16.25 per share, the fair market value of the Common Stock on such date. The option is exercisable in three equal  installments  commencing on the first anniversary of the date of grant and terminates on March 28, 2014.

                                       16

     The following  table  summarizes  the aggregate  number of shares of Common
Stock to be received by these  individuals  upon exercise of the foregoing stock options granted to them:

New Plan Benefits

    --------------------------------------------------------------------------------------
    Name and Position                  Number of Shares of Common Stock Subject to Options
    --------------------------------------------------------------------------------------
    Non-Executive Director Group                           136,000
    --------------------------------------------------------------------------------------

     The foregoing options were granted as additional consideration for services as directors of the Company. Although each non-employee director participates in the  Directors'  Stock  Option Plan  pursuant to which he received an option for
6,000 shares of Common  Stock on the date of his first  election to the Board of
Directors and an additional  option to purchase  6,000 shares of Common Stock on each  three  year  anniversary  thereafter,  at the time of grant of each of the foregoing options,  no director received any cash compensation for services as a director.  The Board of Directors  believes that these additional  option grants were  appropriate  given the modest level of options  received by the  directors pursuant  to the  Directors'  Stock  Option  Plan  and the  active  and  ongoing participation of the directors in the management of the Company.

     Certain Federal Income Tax Consequences  Relating to the Stock Options.  No
income  resulted to the directors upon the grant of the options.  At the time an option is exercised, a director will recognize ordinary,  compensation income in an amount equal to the difference between the option exercise price and the fair market value of the shares of Common Stock underlying the option on the exercise date and the Company  will  generally  be  entitled to take a deduction  for the amount of compensation income recognized by the director. At the time of sale of the shares acquired pursuant to the exercise of the option, the appreciation (or depreciation)  in the value of the  shares  after the date of  exercise  will be treated  either as short-term or long-term  capital gain (or loss)  depending on how long the shares have been held.  The preceding  sentences are intended to be merely a summary of certain  important  federal tax consequences  concerning the grant of the  options  and the  disposition  of shares  issuable  thereunder  in existence as of the date of this Proxy Statement.  Additional rules may apply to the  directors,  and each director  should review the current tax treatment with his  individual  tax advisor at the time of  exercise  or any other  transaction relating  to the  options or the  underlying  shares  issuable  pursuant  to the exercise of the options.

     The Board of Directors has proposed the  ratification of these stock option grants since recently adopted rules of Nasdaq require that, with few exceptions, all stock option grants be approved by shareholders prior to the issuance of the underlying shares of Common Stock.

     The  proposal  to ratify the grant of stock  options  to certain  directors requires approval by a majority of the votes cast voting in person or by proxy.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr.  Burr,  a director  of the  Company,  is a trustee  of  Bettina  Looram
Privatstiftung, which as of June 30, 2004 owned $3.0 million aggregate principal amount of the Company's 16.3% Senior Subordinated Promissory Notes due 2009 (the
"2009 Notes").

     Mr. Richard D. Waters, Jr., a director of the Company, is a limited partner of JPMP Master Fund Manager,  L.P.,  which is the general partner of J.P. Morgan
Partners (BHCA), L.P. ("JPM BHCA"). As of June 30, 2004, JPM BHCA and affiliated entities owned $15.0 million aggregate principal amount of the 2009 Notes.

     Mr. Robert L. Frome, a director of the Company, is a member of the law firm of Olshan Grundman Frome Rosenzweig  &  Wolosky LLP, which law firm has been retained by the Company  during the last fiscal  year.  Fees  received  from the
Company  by such firm  during  the last  fiscal  year did not  exceed 5% of such firm's revenues.

                                       17

                         INDEPENDENT PUBLIC ACCOUNTANTS

     A  representative  of  Margolin,  Winer  &  Evens  LLP,  the  Company's
independent  public  accountants for the fiscal year ended June 30, 2004, is not expected to be present at the Annual Meeting but will be available to answer any appropriate  shareholder  questions.  The Company has not  selected  independent accountants  for the  current  fiscal  year ending June 30, 2005 and may solicit bids from appropriate candidates.

     Audit Fees.  The aggregate fees billed by Margolin,  Winer &  Evens LLP for  professional  services  rendered  for the  audit  of the  Company's  annual financial statements for the fiscal year ended June 30, 2004 and for the reviews of the financial  statements included in the Company's quarterly reports on Form
10-Q  for  that  fiscal  year  were  approximately   $212,000,  as  compared  to
approximately $211,000 for the fiscal year ended June 30, 2003.

     Audit-Related  Fees.  The  aggregate  fees billed by Margolin,  Winer &
Evens LLP for  professional  services  rendered in  connection  with  accounting consultations  related to the audit for the fiscal year ended June 30, 2004 were
$15,570,  as compared to $45,388 in  connection  with  accounting  consultations related to the audit for the fiscal year ended June 30, 2003.

     Tax Fees. The aggregate fees billed by Margolin,  Winer & Evens LLP for professional  services  rendered in connection with the preparation of state and local tax  returns  for the fiscal  year ended June 30,  2004 were  $57,560,  as compared to $54,750 for the fiscal year ended June 30, 2003.

     All Other Fees.  For the fiscal year ended June 30, 2004,  the Company paid
Margolin,  Winer  &  Evens  LLP  $25,000  related  to  compliance  with  the
Sarbanes-Oxley Act of 2002 concerning internal controls over financial reporting and the audit of the Company's  401(k) plan, as compared to $8,500 for the audit of the Company's 401(k) plan during the fiscal year ended June 30, 2003.

     The Audit Committee of the Company has considered  whether the provision of the  above-described  services is compatible with  maintaining  Margolin,  Winer
&  Evens LLP's  independence  and believes the provision of such services is not incompatible with maintaining such independence.

     The Audit Committee does not currently have, and did not have in connection with Margolin, Winer & Evens LLP's engagement in fiscal 2004 or fiscal 2003, any formal pre-approval  policies and procedures in effect.  Instead,  the Audit
Committee  specifically  pre-approves  each of the  services  to be  rendered by
Margolin,  Winer &  Evens LLP in advance of the performance of any services, including the fees and terms thereof.

                              SHAREHOLDER PROPOSALS

     Proposals  which  shareholders  wish to be considered  for inclusion in the
Company's  proxy  statement and form of proxy for next year's annual  meeting of shareholders  must be received by the  Secretary of the Company by June 30, 2005 and must  comply  with the  requirements  of Rule  14a-8  under  the  Securities
Exchange Act of 1934, as amended. In addition, any shareholder proposal intended for  presentation  from the floor at next year's annual meeting of  shareholders without  inclusion  of the proposal in the  Company's  proxy  materials  must be received by the Secretary of the Company no later than  September 13, 2005.  The
Company  reserves  the  right  to  reject,  rule  out of  order,  or take  other appropriate  action with respect to any proposal that does not comply with these and other applicable requirements.

                            EXPENSES OF SOLICITATION

     The  accompanying  proxy is  solicited  by,  and on behalf of, the Board of
Directors,  and the  entire  cost  of such  solicitation  will be  borne  by the
Company.  It is expected that  solicitations will be made primarily by mail, but officers,  directors  and employees or  representatives  of the Company may also solicit  proxies  by  telephone,  telegram  or  in  person,  without  additional compensation.  The Company will, upon request,  reimburse  brokerage  houses and persons  holding  shares in the  names of their  nominees  for their  reasonable expenses in sending solicitation material to their principals.

                                       18

                                  OTHER MATTERS

     So far as it is known, there is no business other than that described above to be  represented  for action by the  shareholders  at the  forthcoming  Annual
Meeting,  but it is intended  that Proxies will be voted upon any other  matters and  proposals  that  may  legally  come  before  the  Annual  Meeting,  or  any adjournments  thereof,  in accordance  with the  discretion of the persons named therein.

                                    FORM 10-K

     The Company will furnish  without  charge,  a copy of its Annual  Report on
Form 10-K  (without  exhibits)  for the fiscal year ended June 30, 2004 as filed with the Securities and Exchange  Commission to shareholders of record as of the
Record Date who make written request to Eric M. Wechsler, Secretary, NuCO2 Inc.,
2800 SE Market Place, Stuart, Florida 34997.

                                  By Order of the Board of Directors

                                  /s/ Michael E. DeDomenico
                                  -------------------------
                                  Michael E. DeDomenico
                                  CHAIRMAN AND CHIEF EXECUTIVE OFFICER

October 29, 2004

                                       19

                                                                      APPENDIX A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                    -----------------------------------------

                                     CHARTER
                                     -------

I.   PURPOSE
     -------

     The  primary  function  of the Audit  Committee  is to assist  the Board of
Directors  in  fulfilling  its  oversight   responsibilities  by  reviewing  the
financial reports and other financial information provided by the Corporation to any  governmental  body or the  public;  the  Corporation's  systems of internal controls  regarding  finance,  accounting,  legal  compliance  and  ethics  that management  and the Board  have  established;  and the  Corporation's  auditing, accounting and financial  reporting  processes  generally.  Consistent with this function,  the Audit Committee should encourage  continuous  improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     o    Serve  as  an   independent   and  objective   party  to  monitor  the
          Corporation's financial reporting process and internal control system.
     o    Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.
     o    Provide  an  open  avenue  of  communication   among  the  independent
          accountants,  financial and senior  management,  the internal auditing department, if any, and the Board of Directors.

     The Audit  Committee  will  primarily  fulfill  these  responsibilities  by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION
     -----------

     The  Audit  Committee  shall be  comprised  of three or more  directors  as determined by the Board, each of whom shall be independent  directors,  and free from any  relationship  that, in the opinion of the Board,  would interfere with the exercise of his or her  independent  judgment as a member of the  Committee.
All members of the Committee shall have a working familiarity with basic finance and accounting  practices,  and at least one member of the Committee  shall have accounting or related financial management expertise.

     The  members of the  Committee  shall be elected by the Board at the annual organizational  meeting  of the Board or until  their  successors  shall be duly elected and qualified.  Unless a Chair is elected by the full Board, the members of the Committee  may  designate a Chair by majority vote of the full  Committee membership.

III. MEETINGS
     --------

     The  Committee  shall  meet at least  four  times  annually  (in  person or telephonically), or more frequently as circumstances dictate. As part of its job to foster open  communication,  the Committee should meet at least annually with management and the  independent  accountants in separate  executive  sessions to discuss any matters that the Committee or each of these groups believe should be discussed  privately.  In addition,  the  Committee or at least its Chair should meet with the  independent  accountants  and management  quarterly to review the
Corporations financials consistent with IV.4 below).

IV.  RESPONSIBILITIES AND DUTIES
     ---------------------------

     To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW
------------------------

1.   Review and update this Charter periodically, as conditions dictate.

2.   Review the  organization's  annual financial  statements and any reports or other financial  information  submitted to any governmental body, or the public, including  any  certification,  report,  opinion,  or  review  rendered  by  the independent accountants.

3.   Review the regular internal reports to management  prepared by the internal auditing department and management's response.

INDEPENDENT ACCOUNTANTS
-----------------------

4.  Recommend  to the  Board of  Directors  the  selection  of the  independent accountants, considering independence and effectiveness and approve the fees and other  compensation  to be paid to the  independent  accountants.  On an  annual basis,  the  Committee  should  review  and  discuss  with the  accountants  all significant relationships the accountants have with the Corporation to determine the accountants' independence.

5.  Review the  performance  of the  independent  accountants  and  approve any proposed discharge of the independent accountants when circumstances warrant.

6.  Periodically  consult with the independent  accountants out of the presence of  management  about  internal  controls  and the  fullness and accuracy of the organization's financial statements.

FINANCIAL REPORTING PROCESSES
-----------------------------

7.  In consultation with the independent accountants and the internal auditors, review the integrity of the organization's  financial reporting processes,  both internal and external.

8.  Consider  the  independent  accountants'  judgments  about the  quality and appropriateness  of the  Corporation's  accounting  principles as applied in its financial reporting.

9.  Consider and approve,  if appropriate,  major changes to the  Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

PROCESS IMPROVEMENT
-------------------

10. Establish  regular and separate systems of reporting to the Audit Committee by each of management,  the independent  accountants  and the internal  auditors regarding any  significant  judgments  made in  management's  preparation of the financial  statements  and  the  view  of  each  as to  appropriateness  of such judgments.

11. Following  completion of the annual audit,  review  separately with each of management, the independent accountants and the internal auditing department any significant  difficulties  encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any significant  disagreement  among  management and the independent
accountants  or  the  internal  auditing   department  in  connection  with  the
preparation of the financial statements.

13. Review with the independent  accountants,  the internal auditing department and  management  the extent to which  changes or  improvements  in  financial or accounting practices, as approved by the Audit Committee, have been implemented.
(This  review  should be  conducted  at an  appropriate  of time  subsequent  to implementation of changes or improvements, as decided by the Committee.)

ETHICAL AND LEGAL COMPLIANCE
----------------------------

14. Establish,  review and update  periodically  a Code of Ethical  Conduct and ensure that management has established a system to enforce this Code.

15. Review  management's  monitoring of the  Corporation's  compliance with the organization's Ethical Code, and ensure that Corporation's financial statements,
reports  and  other   financial   information   disseminated   to   governmental
organizations, and the public satisfy legal requirements.

16. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

17. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

18. Perform any other activities consistent with this Charter, the Corporation's
By-laws and  governing  law, as the  Committee  or the Board deems  necessary or appropriate.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                   NUCO2 INC.

            PROXY - ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 9, 2004

          The undersigned shareholder of NuCO2 Inc., a Florida corporation (the
     "Company"), does hereby constitute and appoint Michael E. DeDomenico and
     Robert R. Galvin, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the
     Company that the undersigned would be entitled to vote if personally present at the 2004 Annual Meeting of Shareholders of the Company to be
     held at the Hutchinson Island Marriott Beach Resort and Marina, 555 N.E.
     Ocean Boulevard, Stuart, Florida 34996 on Thursday, December 9, 2004 at
     10:00 a.m., local time, or at any adjournment or adjournments thereof.

          The undersigned hereby instructs said proxies or their substitutes as set forth below.

          1. ELECTION OF DIRECTOR:
             The election of Robert L. Frome.
             / / FOR     / / TO WITHOLD AUTHORITY.

          2. To ratify the grant of stock options to certain directors:
            /  / FOR    / /  AGAINST  / / ABSTAIN

          3. DISCRETIONARY AUTHORITY.
                      (Continued and to be signed and dated on the reverse side)

          THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS
     HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED
     FOR ITEMS 1 AND 2 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR
     PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE 2004 ANNUAL
     MEETING.

          The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and
     Proxy Statement, both dated October 29, 2004, and a copy of the Company's
     Annual Report for the fiscal year ended June 30, 2004.

          Please mark, date, sign and mail this proxy
          in the envelope provided for this purpose. No postage is required if mailed in the United States.

          ------------------------------------------, 2004

          ------------------------------------------ (L.S.)

          ------------------------------------------ (L.S.)
                                                Signature(s)

               Note: Please sign exactly as your name or names appear hereon.
          When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.